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                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Advanced Materials Group, Inc.


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (33-72500 and 333-38601) and on Form S-8 (333-38959)
of our report dated January 14, 1998 appearing in the Annual Report on Form 10-KSB of Advanced Materials Group, Inc. for the year ended November 30, 1997.



                                        /s/ CORBIN & WERTZ

                                        CORBIN & WERTZ
Irvine, California
February 27, 1998